EXHIBIT 10.4
                                                                    ------------

                            CASH COLLATERAL AGREEMENT

                  CASH COLLATERAL AGREEMENT, dated as of September 18, 2003 (this "Agreement"), among PNC BANK, NATIONAL ASSOCIATION, a national association ("Deposit Bank"), RSVP Holdings, LLC, a Delaware limited liability company ("RSVP Holdings"), Reckson Strategic Venture Partners, LLC, a Delaware limited liability company ("RSVP"), Reckson Asset Partners, LLC, a Delaware limited liability company ("RAP" collectively, with RSVP Holdings and RSVP, the "Pledgors"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, as lender of the Loan (including any of its successors and assigns as lender, "Lender").

                                    RECITALS
                                    --------

                  WHEREAS, the Pledgors have entered into a Credit Agreement, dated September __, 2003, among the Pledgors and the Lender (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, it is a condition precedent of the obligations of the Lender under the Credit Agreement that the Pledgors, Lender and Deposit Bank shall have entered into this Agreement.

                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

                  1.       Defined Terms.

                           (a) Unless otherwise defined herein, terms defined in
the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                           (b) The following terms shall have the following
meanings:

                  "Accounts": collectively, the Cash Collateral Accounts and the Reserve Accounts.

                  "Agreement": this Cash Collateral Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

                  "Business Day": a day other than (i) Saturday, (ii) Sunday, or
(iii) a day when the Pittsburgh, Pennsylvania office of Deposit Bank is closed for legal holidays, by government mandate or by weather emergency.

                  "Cash Collateral": the collective reference to:

                                    (i) all funds, items, instruments,
         investments, securities and other things of value, and any proceeds thereof, at any time paid, deposited, credited or held in or in transit to the Accounts; and

                                    (ii) all interest, dividends, cash,
         instruments, securities and other property received in respect of, or as proceeds of, or in substitution or exchange for, any of the foregoing.

                  "Cash Collateral Accounts": collectively, the RSVP Cash Collateral Account and the RAP Cash Collateral Account.

                  "Catskills Operating Deficit Reserve": at the Closing Date, $5,800,000 less all amounts withdrawn from the Catskills Operating Deficit Reserve Account relating to operating deficits with respect to the Melville-Catskills Platform including, without limitation, any debt service, taxes, insurance, payroll, zoning, operations and ground lessor payments.

                  "Catskills Operating Deficit Reserve Account": the segregated trust account identified below that has been established in the trust department at Deposit Bank by the Lender on behalf of RSVP for the benefit of the Lender:

                  Description of Account                          Account Number
                  ----------------------                          --------------
                  Account Name: Reckson Strategic Venture
                  Partners Catskills Operating Deficit Reserve      8606086028
                  Account Type: Reserve Account

                  "Catskills Environmental Reserve": at the Closing Date, $470,000 less all amounts withdrawn from the Catskills Environmental Reserve Account relating to environmental cleanup costs with respect to the Melville-Catskills Platform.

                  "Catskills Environmental Reserve Account": the segregated trust account identified below that has been established in the trust department at Deposit Bank by the Lender on behalf of RSVP for the benefit of the Lender:

                  Description of Account                          Account Number
                  ----------------------                          --------------
                  Account Name: Reckson Strategic Venture
                  Partners Catskills Environmental Reserve          8606086036
                  Account Type: Reserve Account

                  "Code": the Uniform Commercial Code from time to time in effect in the Commonwealth of Pennsylvania.

                  "Collateral": the collective reference to:

                                    (i) the Accounts; and

                                    (ii) the Cash Collateral.

                  "RAP Cash Collateral Account": the segregated trust account identified below that has been established in the trust department at Deposit Bank by the Lender on behalf of RAP for the benefit of the Lender:

                  Description of Account                          Account Number
                  ----------------------                          --------------
                  Account Name: Reckson Asset Partners,
                  GMAC Commercial Mortgage Corporation as           8606086044
                  Lender
                  Account Type: Cash Collateral Account

                  "RSVP Cash Collateral Account": the segregated trust account identified below that has been established in the trust department at Deposit Bank by the Lender on behalf of RSVP for the benefit of the Lender:

                  Description of Account                          Account Number
                  ----------------------                          --------------
                  Account Name: Reckson Strategic Venture
                  Partners, GMAC Commercial Mortgage                8606085973
                  Corporation, as Lender
                  Account Type: Cash Collateral Account

                  "Reserve Accounts": collectively, the RSVP Overhead Reserve Account, the Catskills Environmental Reserve Account, the Catskills Operating Deficit Reserve Account and the Tollway Construction Reserve Account.

                  "Reserves": collectively, the Catskills Operating Deficit Reserve, the Catskills Environmental Reserve, the RSVP Overhead Reserve and the Tollway Construction Reserve.

                  "Request": as defined in Section 6(b).

                  "RSVP Overhead Reserve": at any time, shall mean the following:

                  (i) From the Closing Date through the first anniversary of the Closing Date, $2,755,000 less all amounts withdrawn from the RSVP Overhead Reserve Account during the first year following the Closing Date relating to overhead expenses with respect to RSVP (including, without limitation, all Base Fees and Service Fees as such terms are defined in, and to the extent permitted by, the Subordination Agreement).

                  (ii) From the first anniversary of the Closing Date through the second anniversary of the Closing Date, $2,505,000 less all amounts withdrawn from the RSVP Overhead Reserve Account during the second year following the Closing Date relating to overhead expenses with respect to RSVP

(including, without limitation, all Base Fees and Service Fees as such terms are defined in, and to the extent permitted by, the Subordination Agreement).

                  (iii) From the second anniversary of the Closing Date through the third anniversary of the Closing Date, $1,755,000 less all amounts withdrawn from the RSVP Overhead Reserve Account during the third year following the Closing Date relating to overhead expenses with respect to RSVP (including, without limitation, all Base Fees and Service Fees as such terms are defined in, and to the extent permitted by, the Subordination Agreement).

                  "RSVP Overhead Reserve Account": the segregated trust account identified below that has been established in the trust department at Deposit Bank by the Lender on behalf of RSVP for the benefit of the Lender:

                  Description of Account                          Account Number
                  ----------------------                          --------------
                  Account Name: Reckson Asset Partners,
                  RSVP Overhead Reserve, SHP Assets and             8606086052
                  Titan JV
                  Account Type: Reserve Account

                  "Tollway Construction Reserve": at the Closing Date, $3,100,000 less all amounts withdrawn from the Tollway Construction Reserve Account relating to pre-construction loan funding with respect to the Wilton Platform.

                  "Tollway Construction Reserve Account": the segregated trust account identified below that has been established in the trust department at Deposit Bank by the Lender on behalf of RSVP for the benefit of the Lender:

                  Description of Account                          Account Number
                  ----------------------                          --------------
                  Account Name: Reckson Strategic Venture
                  Partners Tollway Construction Reserve             8606086001
                  Account Type: Reserve Account

                           (c) The words "hereof," "herein" and "hereunder" and
words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

                           (d) The meanings given to terms defined herein shall
be equally applicable to both the singular and plural forms of such terms.

                  2.       Account.

                           (a) This Agreement applies to the Accounts.

                           (b) RAP shall deposit all amounts into the RAP Cash
Collateral Account required to be deposited therein in each case pursuant to
Section 5.3(a) of the Credit Agreement.

                           (c) Each Pledgor (other than RAP) shall deposit all
amounts into the RSVP Cash Collateral Account required to be deposited therein, in each case, pursuant to Section 5.3(a) of the Credit Agreement.

                           (d) Upon Lender's request from time to time, each
Pledgor shall provide a written statement to Lender itemizing the amounts deposited in the Cash Collateral Accounts for the period covered by Lender's request and such supporting documentation as Lender reasonably may require.

                           (e) Each Pledgor represents and warrants as of the
date hereof that except for the security interest created by this Agreement, the Collateral is free from any Lien, or other right, title and interest of any other person or party. Except as permitted hereunder, none of the Pledgors shall sell, transfer, encumber, hypothecate or otherwise dispose of, or grant any option with respect to, the Collateral, or create or permit to exist any Lien upon the Collateral.

                           (f) The Accounts shall not be evidenced by a
certificate of deposit, passbook or other instrument.

                           (g) Deposit Bank shall pay interest on the average
daily balance of cash funds constituting a part of the Collateral at a rate equal to the Deposit Bank's Money Market Rate from time to time in effect as calculated on an average daily balance ("Interest"). Interest accrued for each month shall be credited by Deposit Bank not later than the fifth (5th) Business Day of the month immediately following the month for which accrued interest is being credited.

                           (h) Each Pledgor acknowledges and agrees that none of
the Pledgors (except to the extent contemplated by Section 6), nor any other party claiming on behalf of, or through any Pledgor, shall have any right, title or interest, whether express or implied, in the Accounts or to withdraw or make use of any amounts from the Accounts.

                  3. Grant of Security Interest. Each Pledgor hereby grants, sells, conveys, assigns, transfers, grants a security interest in, pledges and sets over unto Lender, all of Pledgors' right, title and interest in and to the Collateral as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. Deposit Bank acknowledges that this Agreement constitutes notice of Lender's security interest in and assignment of the Collateral and does hereby consent thereto.

                  4.       Maintenance of Accounts.

                           (a) The Accounts shall be maintained until the
Obligations have been paid in full.

                           (b) The Collateral shall be subject to the sole
dominion and control of Lender. Deposit Bank shall hold the Cash Collateral and administer the Accounts subject to the terms and conditions of this Agreement. None of the Pledgors shall have any right of withdrawal from the any of the

Accounts nor any other right or power with respect to the Collateral, except as expressly provided in Section 6 hereof.

                  5.       Agency.

                           (a) Lender hereby appoints Deposit Bank as Lender's
agent, bailee and pledgee and pledgee-in-possession for the Collateral, and Deposit Bank, by its execution and delivery of this Agreement, hereby accepts such appointment and agrees to be bound by the terms of this Agreement. Each Pledgor hereby agrees to such appointment of Deposit Bank. Deposit Bank agrees to take such action as shall from time to time be specified in writing by Lender to Deposit Bank in accordance with Section 10(a), without further consent of the Pledgors.

                           (b) Deposit Bank agrees that the Cash Collateral
shall be segregated from all other cash and property held by Deposit Bank and shall be identified as being held in trust pursuant to this Agreement. Segregation will be accomplished by appropriate identification of the Cash Collateral on the books and records of Deposit Bank. Deposit Bank agrees not to commingle the Cash Collateral with any other amounts held on behalf of Lender, any Pledgor or any other party.

                  6.       Release of Cash Collateral.

                           (a)      (i) Operating proceeds can be transferred
from the Cash Collateral Accounts to the RSVP Overhead Reserve Account so as to cause the amounts deposited to equal the then current amount of the RSVP Overhead Reserve.

                                    (ii) (x) Proceeds from any Permitted
Property Financing constituting construction financing for the Wilton Platform to the extent of any amounts previously withdrawn from the Tollway Construction Reserve Account for the purpose for which Tollway Construction Reserve is established plus $1,400,000 and (y) the balance of the Tollway Construction Reserve Account following the entering into of the Wilton Construction Loan may, in accordance with a Request, be transferred to the Catskill Operating Deficit Reserve Account so as to cause the amounts deposited to equal the then current amount of the Catskills Operating Deficit Reserve.

                                    (iii) The amount of the Catskills
Environmental Reserve shall be adjusted upward or downward where appropriate, in the reasonable judgment of the Lender, based on information concerning environmental conditions at the Concord Resort or the Grossinger's Resort.

                                    (iv) Pledgors will cause amounts repaid in
respect of short term loans made pursuant to Section 6(b)(i) and (ii) to replenish the Account from which they were funded.

                                    (v) On the date hereof, the following
amounts shall be deposited in the respective Reserve Accounts: (w) RSVP Overhead Reserve Account, $344,375, (x) Catskills Operating Deficit Reserve Account, $

905,047, (y) Catskills Environmental Reserve Account, $470,000, and (z) Tollway Construction Reserve Account, $3,100,000.

                           (b) The Deposit Bank shall release Cash Collateral,
free of the security interest granted hereunder from the applicable Account upon receipt and in accordance with written instructions from the Pledgors and consented to by Lender substantially in the form of Exhibit A hereto (a "Request") specifying which Account such release is to come from and, if from a Reserve Account, the Reserve to which such expenditure is to be allocated to, to make payments permitted by the Credit Agreement for which such amounts are intended to be used as specified in the definition of the applicable Reserve. In addition, the Pledgors may request in a Request, funds to, in the case of clause
(i) and (ii) below, make short-term loans to the applicable Platform Affiliate to (i) satisfy amounts described in the next to last sentence of Section 6.15 of the Credit Agreement or (ii) to pay for required insurance in excess of any amount set forth in an Approved Annual Budget in amounts not to exceed in the aggregate $250,000 for clause (i) and $250,000 for clause (ii), or (iii) for any purpose permitted by the Lender in its sole discretion on such terms and conditions as the Pledgors and the Lender may agree. Such amounts released pursuant to the prior sentence will not otherwise reduce any Reserve. In the case of the RSVP Overhead Reserve Account, once each quarter, an amount for payroll and other expenses for that quarter, not greater than 1/4 of the RSVP Overhead Reserve as of the beginning of the current year following the Closing Date, may be included in a Request and held in a RSVP account;

                           (c) Lender agrees with Pledgors, that if Lender
receives a Request on any Business Day for a purpose permitted by the Credit Agreement and at the time no Default or Event of Default has occurred and is continuing, Lender will consent to such Request within 5 Business Days;

                           (d) On each Payment Date, Deposit Bank shall transfer
any Excess Cash Flow then on Deposit or credited to the Collateral Account to Lender for application to the Loan in accordance with the terms of Credit Agreement.

                  7. Reliance by Deposit Bank. Deposit Bank will be authorized to rely and act upon all instructions given or purported to be given by each Pledgor provided that (i) in the case of written instructions, such written instructions bear the original signature, facsimile signature or electronic signature of an employee of RSIFM or New World Realty Management LLC which Deposit Bank reasonably believes to be genuine; and (ii) in the case of electronically transmitted instructions, the person providing the instruction uses a security code or other authentication procedure provided by Deposit Bank for the Pledgors' use.

                  8. Deposit Bank's Obligations with respect to the Collateral.

                           (a) The parties agree that items deposited in the
Accounts shall be deemed to bear the valid and legally binding endorsement of the payee and to comply with all of Deposit Bank's requirements for the supplying of missing endorsements, now or hereafter in effect. As between the Pledgors and Lender, any deposit made by or on behalf of the Pledgors into the

Accounts shall be deemed deposited into the Accounts when the funds in respect of such deposit shall become collected funds.

                           (b) Notwithstanding anything to the contrary herein,
the Pledgors acknowledge that the Pledgors are responsible for monitoring the sufficiency of funds deposited in the Accounts and that the Pledgors are liable for any deficiency in collected funds necessary to cover disbursements and fees to Deposit Bank, irrespective of whether the Pledgors have received any account statement, notice or demand from Lender or Deposit Bank. If on any day there are insufficient amounts in the Accounts necessary to cover disbursements and fees to Deposit Bank, the Pledgors shall immediately deposit into the Accounts, without the need for any notice or demand from Lender or Deposit Bank, the amount of such deficiency in immediately available and collected funds.

                           (c) The Pledgors shall be entitled to request
withdrawal of any part of the Cash Collateral by Request (consented to by Lender) given to Deposit Bank in accordance with Section 6(b) above. Availability of cash credited to the Accounts shall be subject to checks, drafts or other demand instruments having cleared deposit as collected funds. If withdrawal instructions for wire transfers are received (i) at or before 2:00 p.m. eastern time on a Business Day, payment of the amount withdrawn shall be made to or for the benefit of the Pledgors by wire transfer on the same Business Day, or (ii) after 2:00 p.m. eastern time on a Business Day, payment of the amount withdrawn shall be made to or for the benefit of the Pledgors by wire transfer on the next Business Day.

                           (d) Notwithstanding anything to the contrary in any
agreement between Deposit Bank and Lender relating to the Collateral, the parties hereto agree that in the event of a conflict between the provisions of such agreement and this Agreement, the provisions of this Agreement shall govern.

                           (e) Pledgors and Lender agree that wire or other
electronic funds transfers from the Accounts shall be subject to the terms of Deposit Bank's standard agreements for such services.

                  9. No Other Assignments. Deposit Bank represents and warrants to Lender that no other notices of control, assignment, grant of security interest or Lien of any kind in respect of the Collateral are reflected in Deposit Bank's records concerning the Collateral. Deposit Bank hereby agrees that any such notice of control, assignment, grant of security interest, or Lien of any kind in respect of the Collateral that it receives, including the notice conferred by this Agreement, will be recorded in Deposit Bank's records concerning the Collateral and Deposit Bank will immediately notify Lender upon receipt thereof. Deposit Bank agrees not to allow any person or entity other than the Lender and Deposit Bank (to the extent permitted in Section 14 below) to have control of the Collateral (it being acknowledged, however, that the Pledgors have the rights to request release of the funds consisting of the Collateral as provided in Section 6(b)).

                  10. Actions With Respect to the Collateral Following an Event of Default.

                           (a) At all times after Deposit Bank's receipt of any
written notice from Lender of the occurrence of an Event of Default under the Credit Agreement, and until Deposit Bank has received notice from Lender that such Event of Default has ceased to exist, Deposit Bank shall follow the written instructions of Lender as to the holding and transfer of the Collateral, without further consent of the Pledgors, and Lender shall be irrevocably entitled to exercise any and all rights and remedies in respect of or in connection with the Collateral provided to Lender under the Credit Agreement or any Security Document or otherwise available in equity or under applicable law, without further consent or instructions from the Pledgor. Each Pledgor agrees that Deposit Bank may act as the Lender in exercising, as to the Collateral, any rights of set-off provided by the Credit Agreement or any Security Document or otherwise available in equity or under applicable law, without further consent or instructions from the Pledgors.

                           (b) Each Pledgor hereby covenants and agrees that it
shall, at its sole expense, (i) perform such acts and execute, acknowledge and deliver, from time to time, such financing statements and other instruments as may be reasonably required by Lender to perfect or better assure this Agreement and the security interests created hereby, and file or record the same in the public records specified by Lender and (ii) upon request of Lender, execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable in Lender's reasonable opinion to further perfect and protect any security interest granted or purported to be granted hereby, to enable Lender to exercise and enforce its rights and remedies hereunder with respect to the Collateral or to effectuate the purpose and intent of this Agreement.

                           (c) Upon the occurrence of an Event of Default,
Lender may, without notice of any kind, except for notices required by law which may not be waived (in addition to any other rights or remedies under this Agreement, at law or otherwise, but subject to the provisions of applicable law) retain for its own account or otherwise sell or dispose of all or any portion of the Collateral in one or more public or private sales, and, in each case, apply such proceeds in accordance with the Loan Documents. In addition to the rights, powers and remedies granted to it under this Agreement and in any other Loan Document securing, evidencing or relating to the Obligations, the Lender shall have all the rights, powers and remedies available at law, including, without limitation, the rights and remedies of a secured party under the applicable Uniform Commercial Code. To the extent permitted by law, the Pledgors waive presentment, demand, protest and all notices of any kind and all claims, damages and demands it may acquire against the Lender or any Lender arising out of the exercise by them of any rights hereunder, except for claims, damages or demands arising from the gross negligence or willful misconduct of any Lender. Notwithstanding anything to the contrary contained in this Section 10, Lender shall endeavor to provide notice to the Pledgors of the material actions it shall have taken with respect to the Collateral during the continuance of an Event of Default.

                           (d) Effective upon the occurrence of an Event of
Default, each Pledgor hereby irrevocably constitutes and appoints Lender and any officer of Lender, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgors and in the name of the Pledgors or in Lender's own name, from time to time in Lender's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

                  11.      Information.

                           (a) Deposit Bank shall provide to the Pledgors and
Lender a periodic statement setting forth all deposits, withdrawals, and account service charges, if any, with respect to the Collateral. Such periodic statements will be issued on a monthly or quarterly basis, depending on activity, but not more frequently than once per month. The Pledgors or Lender may request more frequent statements in which case Deposit Bank may assess the Pledgors for the applicable account service charge.

                           (b) Each Pledgor acknowledges its duty to promptly
examine each periodic statement issued to such Pledgor by Deposit Bank and to use reasonable care to discover any errors or unauthorized transactions charged to, or affecting, the Accounts. Should such Pledgor fail to send written objections or exceptions to Deposit Bank with respect to a periodic statement within sixty (60) days of the date such statement is issued, the Pledgor shall be deemed to have approved such statement, and, as against such Pledgor, such statement shall be presumed to be correct for all purposes with respect to all information set forth therein. The foregoing shall not be construed to limit, in any respect, Deposit Bank's right to correct any error it discovers with respect to the Accounts or to withdraw from the Accounts cash or other property deposited therein by Deposit Bank in error.

                  12. Certain Matters Affecting the Deposit Bank. The Pledgors and Lender agree that:

                           (a) Deposit Bank shall be entitled to rely upon, and
shall be protected in acting or refraining from acting upon, any written notice, certificate or other document or communication (including, without limitation, facsimiles thereof) believed by it to be genuine and to have been signed, presented or delivered by the proper party or parties, and Deposit Bank may rely on statements contained therein without further inquiry or investigation. Deposit Bank shall have no obligation to review or confirm that actions it is requested to take pursuant to any such notice comply with any agreement or document other than this Agreement.

                           (b) Deposit Bank shall be entitled to rely, and shall
be protected in acting or refraining from acting, without independent investigation or any further consent or instructions from the Pledgors, upon any written notice received from Lender to the effect that an Event of Default has occurred or has ceased to exist or that any action requested by Lender to disburse funds from the Accounts or other Collateral or exercise Lender's set-off rights against the Collateral is permitted under the Credit Agreement, any other Security Document and/or in equity or under applicable law.

                           (c) The duties and obligations of Deposit Bank shall
be determined solely by the express provisions of this Agreement, and, except as expressly set forth herein, Deposit Bank will not be charged with knowledge of any provisions of the Credit Agreement or any other document now or hereafter executed in connection therewith. Deposit Bank shall not be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations, except those that may be implied by law, shall be read into this Agreement against Deposit Bank. Without limiting the foregoing, Deposit Bank shall have no investment responsibility with respect to the Cash Collateral except as specifically set forth herein, shall not be accountable for the use or application by the Pledgors or any other identified party of any money paid over by Deposit Bank in accordance with this Agreement; and shall have no responsibility for taking any steps to preserve rights against any parties with respect to the Cash Collateral.

                           (d) Subject to the exercise of reasonable care,
Deposit Bank shall have no liability for any loss occasioned by delay in the actual receipt of notice or other instructions to Deposit Bank of any payment, disbursement or any other transaction regarding the Collateral, nor shall Deposit Bank be liable for any claims, losses, damages, expenses or other liabilities, other than to the extent the same may be caused by the gross negligence or willful misconduct of Deposit Bank. Under no circumstance whatsoever will Deposit Bank be liable for any lost profits or for any incidental, special, consequential or punitive damages whether or not Deposit Bank knew of the possibility or likelihood of such damages and regardless of the form of action in which any such loss or damage may be claimed. Deposit Bank's substantial compliance with its standard procedures for provision of the services required under this Agreement shall be deemed to constitute its exercise of reasonable care.

                           (e) If any Pledgor becomes subject to a voluntary or
involuntary proceeding under the United States Bankruptcy Code, reorganization, receivership or similar proceeding, or if Deposit Bank is otherwise served with legal process which Deposit Bank in good faith believes affects the Collateral or the disbursement of funds deposited in the Accounts, Deposit Bank shall have the right to (i) place a hold on all funds deposited in the Accounts until such time as Deposit Bank receives an appropriate court order or other assurances satisfactory to Deposit Bank establishing that the funds may continue to be disbursed according to the instructions contained in this Agreement, or (ii) commence, at Pledgors' expense, an interpleader action in any competent Federal or State Court and otherwise to take no further action except in accordance with joint instructions from Pledgors and Lender or in accordance with the final order of a competent court, served on Deposit Bank.

                           (f) Each Pledgor agrees to indemnify, defend and hold
harmless Deposit Bank and its affiliates and parent(s) and its and their respective officers, directors, employees, representatives and Lenders (each an "Indemnified Party") from and against all liabilities, losses, claims, damages, demands, costs and expenses of every kind ("Losses") including, without limitation, Losses incurred as a result of items being deposited in the Accounts and being unpaid for any reason, reasonable attorney's fees and the reasonable charges of Deposit Bank's in-house counsel, incurred or sustained by any Indemnified Party arising out of Deposit Bank's performance of the services contemplated by this Agreement, except to the extent such Losses are the direct result of the gross negligence or willful misconduct of Deposit Bank.

                  13. Irrevocable Agreement. Each Pledgor acknowledges that the agreements made by it and the conveyances and authorizations made and granted by it herein are irrevocable and that the conveyances and authorizations made and granted in Sections 2, 3, 4 and 10 of this Agreement constitute powers coupled with an interest.

                  14. Waiver of Set-off Rights by Deposit Bank. Deposit Bank hereby waives, with respect to all existing and future claims it may have against each Pledgor, all rights of set-off and banker's liens which it may now or hereafter have against the Collateral and all items (and proceeds thereof) that come into the possession of Deposit Bank in connection with the Collateral, except, to the extent Deposit Bank is unable to obtain payment from the Pledgors and to the extent permitted by applicable law, rights of set-off and banker's liens arising in connection with (i) items deposited in the Accounts that are subsequently returned to Deposit Bank unpaid for insufficient funds or if such amount is otherwise uncollectible by Deposit Bank, including without limitation by any "stop payment order" having been applied to such item, (ii) any fees due to Deposit Bank or charges incurred by Deposit Bank in connection with deposit or collection attempts (provided such amounts are not in excess of the fees or charges Deposit Bank regularly and customarily charges its customers with respect thereto), (iii) the amount represented by such uncollectible item if such item has actually been paid by Deposit Bank to the Pledgors prior to Deposit Bank's collection thereof, (iv) unpaid fees and expenses with respect to the Collateral that are charged to the Pledgors by Deposit Bank in the normal course of business for the Collateral and (v) any funds or items deposited in the Accounts in error or as necessary to correct processing errors (and Deposit Bank shall have the right to withdraw from the Accounts funds or other items deposited in error without further consent from the Pledgors or Lender). If there are insufficient collected funds in the Accounts to cover the amount of any returned check or other adjustment or correction to be debited thereto, the Pledgors shall repay Deposit Bank the amount of such debit immediately upon demand. If the Pledgors fail to so repay Deposit Bank, then Lender shall repay Deposit Bank for such debit immediately upon demand to the extent that Lender received the proceeds of the check or other deposit or credit to which the debit relates.

                  15.       Miscellaneous.

                           (a) This Agreement shall supersede any other
agreement (to the extent conflicting herewith) relating to the matters referred to herein, including any other account agreement between the Pledgor and Deposit Bank. This Agreement may not be changed, amended, modified or waived orally, but only by an instrument in writing signed by each of the parties hereto, provided that such instrument need by signed only by Deposit Bank and Lender if it does not change any rights or obligations of each Pledgor hereunder.

                           (b) This Agreement is binding upon the parties hereto
and their respective successors and assigns (including any trustee of the Pledgors appointed or elected in any action under the United States Bankruptcy
Code) and shall inure to their benefit; provided, however, that the Pledgors may not assign this Agreement without the prior written consent of Lender. Any purported assignment by any Pledgor in violation of this subsection shall be null and void. Deposit Bank may assign this Agreement with the prior approval of Lender, and notice thereof shall be given to the Pledgors. In accordance with
Section 8.1 of the Credit Agreement, this Agreement is being entered into by Lender individually and as agent for all present and future Assignees, and privity of contract is hereby created among Lender and all present and future Assignees, on the one hand, and the Pledgors and Deposit Bank, on the other hand.

                           (c) This Agreement may be executed in any number of
counterparts, which together shall constitute one and the same instrument.

                  16. Taxes. Each Pledgor shall deliver promptly to Deposit Bank a duly completed and executed copy of the proper United States Internal Revenue Service (a) Form W-9 or (b) if the Pledgor is not a United States citizen, Form W-8 BEN or Form W-8ECI (as applicable), certifying the Pledgors' entitlement to an exemption from United States withholding tax on interest payments made under this Agreement under an applicable statute or treaty. Such Pledgor further agrees to provide duly executed and completed updates of such forms (or applicable successor forms) promptly (but in any event no later than 10 Business Days) upon Deposit Bank's request therefor, if Deposit Bank notifies the Pledgor that existing forms have expired or become obsolete. The Pledgor, on its own initiative, shall promptly provide (but in any event no later than 10 Business Days) duly executed and completed updates of such forms upon the occurrence of any event in respect of the Pledgor requiring a change in the most recent form previously delivered by the Pledgor to Deposit Bank. Such Pledgor shall be responsible for the payment of all taxes relating to the assets in the Accounts (other than taxes with respect to investment earnings retained by Deposit Bank in accordance with this Agreement).

                  17. Termination. The Pledgors may not terminate this Agreement for any reason without Lender's prior written consent. This Agreement shall remain in full force and effect until such time as (a) Lender (i) shall deliver written notice to Deposit Bank as to the full and final payment of the Obligations and the termination of the Loan Documents (which Lender agrees to do promptly following such payment and termination) and (ii) shall reassign to the Pledgors all of Lender's right, title and interest in and to the Collateral hereby obtained, (b) Lender shall deliver written notice of termination to the Pledgors and Deposit Bank at any time for any reason or (c) Deposit Bank shall deliver written notice of termination to the Pledgors and Lender not less than thirty (30) days prior to the effective termination date; provided that Deposit Bank may terminate this Agreement immediately upon written notice to the other parties in the event of suspected fraud or other illegal activity in connection with the Accounts or this Agreement. If Deposit Bank so terminates this

Agreement or if Lender so terminates this Agreement but requires that a Accounts with a different depository be established, Lender shall select a new depository to replace Deposit Bank, and thereupon Lender and the Pledgors shall enter into a new arrangement with such depository on terms and conditions substantially similar to this Agreement. Deposit Bank hereby agrees that it shall promptly take all reasonable action necessary to facilitate the transfer of any funds held in the Accounts and items received to the replacement depository selected by Lender. All rights of Deposit Bank under Sections 12 and 14 for the period prior to any such termination shall survive such termination.

                  18.      Notices.

                           (a) Any request, notice, report, demand, approval or
other communication permitted or required by this Agreement to be given or furnished shall be in writing and shall be deemed given or furnished when addressed to the party intended to receive the same, at the address of such party as set forth below, (i) when delivered by overnight nationwide commercial courier service, one (1) Business Day (determined, notwithstanding the definitions of Business Day, with reference to the location of the recipient) after the date of delivery to such courier service, (ii) when personally delivered, if delivered on a Business Day in the place of receipt and during normal business hours (otherwise on the next occurring Business Day in such place of receipt) or (iii) when transmitted by telecopy to the telecopier number set forth below, to the party intended to receive same if transmitted on a Business Day in the place of receipt and during normal business hours (and otherwise on the next occurring Business Day in such place of receipt) and provided that such transmission is confirmed by duplicate notice in such other manner as permitted above:

                                the Pledgors:

                                    RSVP Holdings, LLC
                                    225 Broadhollow Road
                                    Melville, New York 11747
                                    Attention: Scott H. Rechler
                                    Facsimile: (631) 622-6788

                                with a copy to:

                                    New World Realty Management, LLC
                                    60 Cutter Mill Road, Suite 612
                                    Great Neck, New York 11021
                                    Attention: Co-Chief Executive Officer
                                    Facsimile: (516) 465-2801
                                with a copy to:

                                    Herrick, Feinstein LLP
                                    2 Park Avenue
                                    New York, New York 10016
                                    Attention: Stephen M. Rathkopf, Esq.
                                    Facsimile: 212-592-1500

                                Lender:

                                    Commercial Ventures
                                    GMAC Commercial Mortgage Corporation
                                    Wall Street Plaza
                                    88 Pine Street, 18th Floor
                                    New York, New York 10005
                                    Attention: Steven Sokol/Dan Driscoll
                                    Facsimile: (212) 269-5286

                                with a copy to :

                                    Paul, Weiss, Rifkind, Wharton & Garrison LLP
                                    1285 Avenue of the Americas
                                    New York, New York 10019-6064
                                    Attention: Eric Goodison
                                    Facsimile: (212) 757-3990

                                Deposit Bank:

                                    PNC Bank, National Association
                                    Cleveland Office
                                    1375 East Ninth Street
                                    Suite 1250
                                    Cleveland, Ohio 44114
                                    Attention: Dona Hutchinson
                                    Facsimile: 215-585-7934

                                with a copy to:

                                    PNC Bank, National Association
                                    Treasury Management
                                    Two PNC Plaza, 31st Floor
                                    650 Liberty Avenue
                                    Pittsburgh, PA 15222
                                    Attention: Risk Manager
                                    Facsimile: (412) 762-6264

                           (b) Any party may change the entity, address or the
attention party to which any such request, notice, report, demand or other communication is to be given by furnishing notice of such change to the other parties in the manner specified above. Rejection or refusal to accept, or inability to deliver because of changed address or because no notice of changed address was given, shall be deemed to be receipt of any such notice; provided, that any notice, request or demand upon Lender or the Deposit Bank shall not be effective until received.

                  19. Fees. Deposit Bank agrees to look solely to the Pledgors for payment of its fees in connection with its maintenance of the Collateral and services hereunder, and the Pledgors agree to pay on demand all usual and customary service charges, transfer fees and account maintenance fees (collectively, "Fees") of Deposit Bank in connection with the Collateral. Deposit Bank may change Fees at any time, and from time to time, upon notice delivered to the Pledgors and Lender not less than twenty (20) days prior to the effective date of such change. Lender shall have no responsibility or liability for the payment of any Fees.

                  20. Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania applicable to contracts made and performed solely within such State.

                  21. WAIVERS OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  22. Submission to Jurisdiction; Waivers. Each of the Lender, Deposit Bank and the Pledgors hereby irrevocably and unconditionally:

                           (a) submits for itself and its property in any legal
action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the Commonwealth of Pennsylvania, the courts of the United States of America for the Western District of Pennsylvania, and appellate courts from any thereof;

                           (b) consents that any such action or proceeding may
be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                           (c) agrees that service of process in any such action
or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Pledgors at the address set forth in Section 18 or at such other address of which Lender shall have been notified pursuant thereto;

                           (d) agrees that nothing herein shall affect the right
to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                           (e) waives, to the maximum extent not prohibited by
law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

                  23. Headings. The headings of this Agreement are for the convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

                  24. Invalid Provisions to Affect No Others. If fulfillment of any provision hereof or any transaction related hereto at the time performance of such provisions shall be due, shall involve transcending the limit of validity presently prescribed by law, with regard to obligations of like character and amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein contained operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

                  25.      Article 9.

                           (a) Each Pledgor represents and warrants that each
Account is a "deposit account" as such term is defined in the Code. Deposit Bank acknowledges that each Account is a "deposit account" as such term is defined in the Code. Lender shall have, with respect to the Collateral and in addition to all other rights provided for herein or otherwise available at law or in equity, all the rights of a secured party under the Code.

                           (b) The parties acknowledge and agree that this
Agreement governs the Accounts, and that for the purposes of the Code, including ss. 9-304(b), the law of the Commonwealth of Pennsylvania is the law of Deposit Bank's jurisdiction.

                           (c) Deposit Bank acknowledges and agrees that for the
purposes of ss. 9-327 and ss. 9-339 of the Code, its security interest in the Collateral shall be subordinated to, and rank in priority behind, the security interest of Lender, except to the extent provided in Section 14 hereof.

                           (d) The Pledgors, Lender and Deposit Bank agree that
Deposit Bank will comply with instructions originated by Lender directing disposition of the Collateral without further consent of the Pledgors. The Pledgors shall at any time and from time to time, take such steps as Lender may reasonably request for Lender (i) to obtain "control" of the Accounts, as a deposit account, and to the extent the Collateral consists of letter-of-credit rights (as such terms are defined in Article 9 of the Code with corresponding provisions in ss. 9-104 of the Code relating to what constitutes "control" for such deposit account and ss.9-107 of the Code relating to what conditions "control" for such letter-of-credit rights) and (ii) otherwise ensure the continued perfection and priority of Lender's security interest in and assignment of the Collateral and of the preservation of its rights therein.

                           (e) Nothing in this Section shall be construed to
narrow the scope of Lender's security interest in and assignment of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of Lender hereunder or in equity or under applicable law.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    PNC BANK, NATIONAL ASSOCIATION,
                                    as Deposit Bank


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    GMAC COMMERCIAL MORTGAGE
                                    CORPORATION,
                                    as Lender


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    RSVP HOLDINGS, LLC,
                                    by its Management Committee


                                           -------------------------------------
                                           Scott Rechler, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Seth B. Lipsay, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Steven H. Shepsman, as a
                                           Management Committee Member and
                                           not individually

                                    RECKSON STRATEGIC VENTURE PARTNERS, LLC


                                    By: RSVP Holdings, LLC, its Managing Member,
                                        by its Management Committee


                                           -------------------------------------
                                           Scott Rechler, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Seth B. Lipsay, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Steven H. Shepsman, as a
                                           Management Committee Member
                                           and not individually

                                    RECKSON ASSET PARTNERS, LLC


                                    By: Reckson Strategic Venture Partners,
                                        LLC, a Member

                                        By: RSVP Holdings, LLC, its
                                            Managing Member, by its
                                            Management Committee


                                           -------------------------------------
                                           Scott Rechler, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Seth B. Lipsay, as a Management
                                           Committee member and not
                                           individually


                                           -------------------------------------
                                           Steven H. Shepsman, as a
                                           Management Committee
                                           Member and not individually

                                                                       Exhibit A
                                                                       ---------


                               RSVP HOLDINGS, LLC
                     Reckson Strategic Venture Partners, LLC
                           Reckson Asset Partners LLC
                              225 BROADHOLLOW ROAD
                            MELVILLE, NEW YORK 11747

                                                              ___________, 20___

PNC Bank, National Association
Cleveland Office
1375 East Ninth Street
Suite 1250
Cleveland, Ohio 44114

         Re:      Request Under Cash Collateral Agreement
                  ---------------------------------------

Dear Sir or Madam:

         Reference is made to the Cash Collateral Agreement (the "Cash Collateral Agreement") dated as of September ___, 2003 among PNC BANK, NATIONAL ASSOCIATION, a national association ("Deposit Bank"), RSVP HOLDINGS, LLC, a Delaware limited liability company ("RSVP Holdings"), RECKSON STRATEGIC VENTURE PARTNERS, LLC, a Delaware limited liability company ("RSVP"), RECKSON ASSET PARTNERS LLC, a Delaware limited liability company ("RAP" collectively, with RSVP Holdings and RSVP, the "Pledgors"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("Lender").

         All capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Cash Collateral Agreement.

         Under the terms of the Cash Collateral Agreement, the Accounts have been established in the trust department of DEPOSIT BANK by Lender on behalf of the Pledgors for the benefit of the Lender.

         In accordance with Section 6(a) of the Cash Collateral Agreement, the Pledgors hereby instruct and direct Deposit Bank to transfer from the [_______________] Cash Collateral Account to the [__________] Reserve Account set forth below, the following amount ("Disbursement Amount"):

         Amount of Cash Collateral to be transferred: $
                                                        ------------------------
                           Receiving Bank Name:
                                                        ------------------------
                           Receiving Bank Address:
                                                        ------------------------

                                                        ------------------------
                                            ABA #
                                                        ------------------------
                                 Name of Account:
                                                        ------------------------
                                    Account #:
                                                        ------------------------

         In accordance with Section 6(b) of the Cash Collateral Agreement, Pledgors hereby instruct and direct Deposit Bank to release and transfer from the [_______________] Account, by wire transfer of immediately available funds to the account set forth below, the following amount ("Disbursement Amount") free of the security interest granted under the Cash Collateral Agreement:

         Amount of Cash Collateral to be released: $
                                                        ------------------------
                           Receiving Bank Name:
                                                        ------------------------
                           Receiving Bank Address:
                                                        ------------------------

                                                        ------------------------
                                           ABA #:
                                                        ------------------------
                                 Name of Account:
                                                        ------------------------
                                       Account #:
                                                        ------------------------

         [In accordance with Section 6(b) of the Cash Collateral Agreement, Pledgors hereby direct that such Disbursement Amount be allocated among the following Reserves in the amount set forth opposite each such Reserve listed below:

                           Catskills Operating Deficit Reserve: $
                                                                  --------------
                               Catskills Environmental Reserve: $
                                                                  --------------
                                         RSVP Overhead Reserve: $
                                                                  --------------
                                  Tollway Construction Reserve: $           ](1)
                                                                  --------------


                                    Very truly yours,

                                    RSVP HOLDINGS, LLC, on behalf of the
                                    Pledgors


                                    By: RSI Fund Management LLC,
                                        Managing Member


                                    By: FrontLine Capital Group,
                                        Sole Member


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


----------

(1) Only if Release applies to a Reserve Account.

         The undersigned hereby acknowledges, consents to and authorizes the release by Deposit Bank from the [_______________] Account of the Disbursement Amount covered hereby in the manner set forth above.

GMAC COMMERCIAL MORTGAGE CORPORATION

By:
    --------------------------------
    Name:
    Title:

cc:    PNC Bank, National Association
       Treasury Management
       Two PNC Plaza, 31st Floor
       650 Liberty Avenue
       Pittsburgh, Pennsylvania 15222
       Attention: Risk Manager
       Facsimile: (412) 762-6264